Supplement to the
Fidelity® Select Portfolios®
Money Market Portfolio
April 29, 2014
Prospectus

Proposed Reorganization. The Board of Trustees of each of Fidelity Salem Street Trust and Fidelity Hereford Street Trust has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Money Market Portfolio and Fidelity Money Market Fund pursuant to which Money Market Portfolio would be reorganized on a tax-free basis with and into Fidelity Money Market Fund.

The Agreement provides for the transfer of all of the assets of Money Market Portfolio in exchange for shares of Fidelity Money Market Fund equal in value to the net assets of Money Market Portfolio and the assumption by Fidelity Money Market Fund of all of the liabilities of Money Market Portfolio. After the exchange, Money Market Portfolio will distribute the Fidelity Money Market Fund shares to its shareholders pro rata, in liquidation of Money Market Portfolio. As a result, shareholders of Money Market Portfolio will become shareholders of Fidelity Money Market Fund (these transactions are collectively referred to as the "Reorganization").

A special meeting of shareholders of Money Market Portfolio is expected to be held on May 12, 2015, and approval of the Agreement will be voted on at that time. A combined proxy statement and prospectus containing more information with respect to the Reorganization will be provided to shareholders of record of Money Market Portfolio in advance of the meeting.

If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to take place in the fourth quarter of 2015. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.

The foregoing is not a solicitation of any proxy. For a free copy of the Proxy Statement describing the Reorganization (and containing important information about fees, expenses and risk considerations) and a Prospectus for Fidelity Money Market Fund, please call 1-800-544-8544. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's web site (www.sec.gov).

SELMM-15-02  January 30, 2015
1.857351.111